Exhibit 99(b)


                    CULP, INC. FINANCIAL INFORMATION RELEASE
                       CONSOLIDATED STATEMENTS OF NET LOSS
           FOR THE THREE MONTHS ENDED July 31, 2005 AND August 1, 2004

                (Amounts in Thousands, Except for Per Share Data)

                                                                   THREE MONTHS ENDED (UNAUDITED)
                                                        ------------------------------------------------------

                                                               Amounts                       Percent of Sales
                                                        ---------------------              -------------------
                                                        July 31,    August 1,     % Over   July 31,  August 1,
                                                          2005        2004        (Under)    2005       2004
                                                        ---------   ---------    --------- --------  ---------

Net sales                                               $ 62,340      67,849         (8.1)%  100.0%     100.0%
Cost of sales                                             55,785(1)   59,174(2)      (5.7)%   89.5%      87.2%
                                                        ---------   ---------    --------- --------  ---------
        Gross profit                                       6,555       8,675        (24.4)%   10.5%      12.8%

Selling, general and
 administrative expenses                                   9,856(3)    9,280          6.2%    15.8%      13.7%
Restructuring expense (credit)                             1,826(4)     (138)(4)  1,423.2%     2.9%      (0.2)%
                                                        ---------   ---------    --------- --------  ---------
        Loss from operations                              (5,127)       (467)       997.9%    (8.2)%     (0.7)%

Interest expense                                             948         940          0.9%     1.5%       1.4%
Interest income                                              (16)        (27)       (40.7)%   (0.0)%     (0.0)%
Other expense                                                133         214        (37.9)%    0.2%       0.3%
                                                        ---------   ---------    --------- --------  ---------
        Loss before income taxes                          (6,192)     (1,594)      (288.5)%   (9.9)%     (2.3)%

Income taxes*                                             (2,251)       (542)       315.3%    36.4%      34.0%
                                                        ---------   ---------    --------- --------  ---------
        Net loss                                        $ (3,941)     (1,052)      (274.6)%   (6.3)%     (1.6)%
                                                        =========   =========    ========= ========  =========

Net loss per share-basic                                $  (0.34)      (0.09)      (277.8)%
Net loss per share-diluted                              $  (0.34)      (0.09)      (277.8)%
Net loss per share, diluted, excluding restructuring
 and related charges and credits                        $  (0.05)      (0.09)        44.4%
 (see pro-forma statement on page 7)
Average shares outstanding-basic                          11,551      11,547          0.0%
Average shares outstanding-diluted                        11,551      11,547          0.0%


* Percent of sales column for income taxes is calculated as a % of loss before income taxes.
(1) Includes $495,000 of restructuring related charges--see Proforma income statement per page 5 of 5.
(2) Includes $75,000 of restructuring related charges--see Proforma income statement per page 5 of 5.
(3) Includes $3.0 million of restructuring related charges--see Proforma income statement per page 5 of 5.
(4) See Proforma income statement per page 5 of 5 for breakdown of restructuring expenses.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
                  JULY 31, 2005, AUGUST 1, 2004 AND MAY 1, 2005
                                    Unaudited
                             (Amounts in Thousands)

                                                   Amounts                Increase
                                            ----------------------       (Decrease)
                                             July 31,    August 1,  -------------------- * May 1,
                                               2005        2004       Dollars   Percent     2005
                                            ----------  ----------  ---------- --------- ----------
Current assets
      Cash and cash equivalents             $   5,238      11,946      (6,708)   (56.2)%     5,107
      Accounts receivable                      23,019      24,242      (1,223)    (5.0)%    28,824
      Inventories                              52,125      52,083          42      0.1 %    50,499
      Deferred income taxes                     7,054       9,256      (2,202)   (23.8)%     7,054
      Other current assets                      1,660       1,645          15      0.9 %     2,691
                                            ----------  ----------  ---------- --------- ----------
            Total current assets               89,096      99,172     (10,076)   (10.2)%    94,175

Property, plant & equipment, net               60,190      78,880     (18,690)   (23.7)%    66,032
Goodwill                                        4,114       9,240      (5,126)   (55.5)%     4,114
Deferred income taxes                          12,268           0      12,268    100.0 %    10,086
Other assets                                    1,519       1,307         212     16.2 %     1,716
                                            ----------  ----------  ---------- --------- ----------

            Total assets                    $ 167,187     188,599     (21,412)   (11.4)%   176,123
                                            ==========  ==========  ========== ========= ==========


Current liabilities
      Current maturities of long-term debt  $   8,126         545       7,581  1,391.0 %     8,110
      Accounts payable                         18,524      14,857       3,667     24.7 %    22,852
      Accrued expenses                         10,178      10,880        (702)    (6.5)%     9,556
      Accrued restructuring                     4,855       4,656         199      4.3 %     5,850
      Income taxes payable                      1,179         606         573     94.6 %     1,544
                                            ----------  ----------  ---------- --------- ----------
            Total current liabilities          42,862      31,544      11,318     35.9 %    47,912

Long-term debt, less current maturities        42,440      50,519      (8,079)   (16.0)%    42,440

Deferred income taxes                               0       4,138      (4,138)  (100.0)%         0
                                            ----------  ----------  ---------- -------- ----------

            Total liabilities                  85,302      86,201        (899)    (1.0)%    90,352

Shareholders' equity                           81,885     102,398     (20,513)   (20.0)%    85,771
                                            ----------  ----------  ---------- -------- ----------

            Total liabilities and
             shareholders' equity           $ 167,187     188,599     (21,412)   (11.4)%   176,123
                                            ==========  ==========  ========== ========= ==========

Shares outstanding                             11,552      11,548           4      0.0 %    11,551
                                            ==========  ==========  ========== ========= ==========


     * Derived from audited financial statements.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE THREE MONTHS ENDED JULY 31, 2005 AND AUGUST 1, 2004
                                    Unaudited
                             (Amounts in Thousands)


                                                            THREE MONTHS ENDED
                                                         -----------------------

                                                                 Amounts
                                                         -----------------------
                                                          July 31,     August 1,
                                                            2005         2004
                                                         ---------     ---------

Cash flows from operating activities:
  Net loss                                               $ (3,941)       (1,052)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                         6,172         3,362
       Amortization of other assets                            31            37
       Stock-based compensation                                53            52
       Deferred income taxes                               (2,182)            0
       Restructuring expense (credit)                       1,826          (138)
       Changes in assets and liabilities:
          Accounts receivable                               5,805         6,477
          Inventories                                      (1,626)       (3,038)
          Other current assets                              1,031           (11)
          Other assets                                        166           206
          Accounts payable                                 (4,413)          112
          Accrued expenses                                    622        (2,148)
          Accrued restructuring                            (1,968)         (228)
          Income taxes payable                               (365)       (1,244)
                                                         ---------     ---------
             Net cash provided by operating activities      1,211         2,387
                                                         ---------     ---------

Cash flows from investing activities:
  Capital expenditures                                     (3,840)       (4,375)
  Proceeds from the sale of buildings                       2,850             0
                                                         ---------     ---------
             Net cash used in investing activities           (990)       (4,375)
                                                         ---------     ---------

Cash flows from financing activities:
  Payments on vendor-financed capital expenditures           (108)         (675)
  Proceeds from issuance of long-term debt                     16            34
  Proceeds from common stock issued                             2             7
                                                         ---------     ---------
             Net cash used in financing activities            (90)         (634)
                                                         ---------     ---------

Increase (decrease) in cash and cash equivalents              131        (2,622)

Cash and cash equivalents at beginning of period            5,107        14,568
                                                         ---------     ---------

Cash and cash equivalents at end of period               $  5,238        11,946
                                                         =========     =========


Free Cash Flow (1)                                       $    113        (2,663)
                                                         =========     =========


--------------------------------------------------------------------------------
(1) Free Cash Flow reconciliation is as follows:
                                                          FY 2006       FY 2005
                                                         -----------------------
A)  Net cash provided by operating activities            $  1,211         2,387
B)  Minus: Capital Expenditures                            (3,840)       (4,375)
C)  Add: Proceeds from the sale of buildings                2,850             0
C)  Minus: Payments on vendor-financed capital
    expenditures                                             (108)         (675)
                                                         ---------     ---------
                                                         $    113        (2,663)
                                                         =========     =========
--------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
           FOR THE THREE MONTHS ENDED JULY 31, 2005 AND AUGUST 1, 2004

                             (Amounts in thousands)


                                                                    THREE MONTHS ENDED (UNAUDITED)
                                                      ---------------------------------------------------------

                                                              Amounts                    Percent of Total Sales
                                                      -----------------------            ----------------------
                                                       July 31,     August 1,   % Over     July 31,  August 1,
Net Sales by Segment                                     2005          2004      (Under)    2005       2004
----------------------------------------------------- ---------     ---------   ---------  --------  ---------

Mattress Fabrics                                      $ 22,915        25,953     (11.7)%     36.8 %     38.3 %
Upholstery Fabrics                                      39,425        41,896      (5.9)%     63.2 %     61.7 %
                                                      ---------     ---------   ---------  --------  ---------

    Net Sales                                         $ 62,340        67,849       (8.1)%   100.0 %    100.0 %
                                                      =========     =========   =========  ========  =========


Gross Profit by Segment                                                                    Gross Profit Margin
-----------------------------------------------------                                    ----------------------

Mattress Fabrics                                      $  3,095         4,794      (35.4)%    13.5 %     18.5 %
Upholstery Fabrics                                       3,955         3,956       (0.0)%    10.0 %      9.4 %
                                                      ---------     ---------   ---------  --------  ---------
    Subtotal                                             7,050         8,750      (19.4)%    11.3 %     12.9 %

Restructuring related charges                             (495)(1)       (75)(2)  560.0 %    -0.8 %     (0.0)%
                                                      ---------     ---------   ---------  --------  ---------

  Gross Profit                                        $  6,555         8,675      (24.4)%    10.5       12.8 %
                                                      =========     =========   =========  ========  =========


Sales, General and Administrative expenses by Segment                                        Percent of Sales
-----------------------------------------------------                                    ----------------------

Mattress Fabrics                                      $  1,737         1,895       (8.3)%     7.6 %      7.3 %
Upholstery Fabrics                                       4,335         6,575      (34.1)%    11.0 %     15.7 %
Unallocated Corporate expenses                             762           810       (5.9)%     1.2 %      1.2 %
                                                      ---------     ---------   ---------  --------  ---------
    Subtotal                                             6,834         9,280      (26.4)     11.0 %     13.7 %

Restructuring related charges                            3,022(3)          0      100.0 %     4.8 %      0.0 %
                                                      ---------     ---------   ---------  --------  ---------

  Selling, General and Administrative expenses        $  9,856         9,280        6.2 %    15.8 %     13.7 %
                                                      =========     =========   =========  ========  =========

                                                                                            Operating Income
Operating income (loss) by Segment                                                            (Loss) Margin
-----------------------------------------------------                                    ----------------------

Mattress Fabrics                                      $  1,358         2,899      (53.2)%     5.9 %     11.2 %
Upholstery Fabrics                                        (380)       (2,619)      85.5 %    (1.0)%     (6.3)%
Unallocated corporate expenses                            (762)         (810)       5.9 %    (1.2)%     (1.2)%
                                                      ---------     ---------   ---------  --------  ---------
    Subtotal                                               216          (530)     140.8 %     0.3 %     (0.8)%

Restructuring (expense) and credits                     (1,826)(4)       138 (2)    N/A %    (2.9)%      0.2 %
Restructuring related charges                           (3,517)(5)       (75)(2)    N/A %    (5.6)%     (0.1)%
                                                      ---------     ---------   ---------  --------  ---------

  Operating loss                                      $ (5,127)         (467)    (997.9)%    (8.2)%     (0.7)%
                                                      =========     =========   =========  ========  =========


Depreciation by Segment
-----------------------------------------------------

Mattress Fabrics                                      $    857           916       (6.4)%
Upholstery Fabrics                                       1,798         2,446      (26.5)%
                                                      ---------     ---------   ---------
    Subtotal                                             2,655         3,362      (21.0)%

Accelerated depreciation (Restructuring related)         3,517(5)          0      100.0 %
                                                      ---------     ---------   ---------

  Total Depreciation                                  $  6,172         3,362       83.6 %
                                                      =========     =========   =========

(1) The $495,000 represents restructuring related charges for accelerated depreciation on equipment associated with the consolidation of the the Burlington, NC and Anderson, SC manufacturing facilities.
(2) The $75,000 represents equipment dismantling charges related to the closing of the Lumberton, NC manufacturing facility. The $138,000 restructuring credit represents the reversal of certain accrued expenses associated with termination benefits.
(3) The $3.0 million represents restructuring related charges for accelerated depreciation associated with the design and distribution centers sold in June 2005.
(4) The $1.8 million restructuring expense includes $1.2 million in asset movement costs; $754,000 in write-downs of equipment; $47,000 in lease termination expense; and $142,000 in a restructuring credit for the reversal of accrued termination benefit expenses.
(5)  See note (1) and (3).

                                                                CULP, INC.
                                           PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
                                        FOR THE THREE MONTHS ENDED JULY 31, 2005 AND AUGUST 1, 2004
                                             (Amounts in Thousands, Except for Per Share Data)

                                                                 THREE MONTHS ENDED (UNAUDITED)
                     ---------------------------------------------------------------------------------------------------------------
                                                        July 31,                                           August 1,
                                                          2005                                               2004
                        As                              Proforma            As                             Proforma
                     Reported                            Net of          Reported                           Net of          Proforma
                      July 31, % of   Adjust-  % of      Adjust-  % of   August 1, % of   Adjust-  % of     Adjust-   % of   % Over
                       2005    Sales   ments   Sales      ments   Sales    2004    Sales   ments   Sales     ments    Sales  (Under)
                     ---------------- ---------------   ---------------- ---------------- ---------------  ----------------- -------
Net sales            $ 62,340  100.0%       0    0.0%     62,340  100.0%   67,849  100.0%       0   0.0%     67,849  100.0%    -8.1%
Cost of sales          55,785   89.5%    (495)  -0.8%(1)  55,290   88.7%   59,174   87.2%     (75) -0.1%(5)  59,099   87.1%    -6.4%
                     ---------------- ---------------   ---------------- ---------------- ---------------  ----------------- -------
  Gross profit          6,555   10.5%    (495)  -0.8%      7,050   11.3%    8,675   12.8%     (75) -0.1%      8,750   12.9%   -19.4%

Selling, general
 and administrative
 expenses               9,856   15.8%  (3,022)  -4.8%(2)   6,834   11.0%    9,280   13.7%       0   0.0%      9,280   13.7%   -26.4%
Restructuring
 expense (credit)       1,826    2.9%  (1,826)  -2.9%(3)       0    0.0%     (138)  -0.2%     138   0.2%(5)       0    0.0%     0.0%
                     ---------------- ---------------   ---------------- ---------------- ---------------  ----------------- -------
  Income (loss)
   from operations     (5,127)  -8.2%  (5,343)  -8.6%        216    0.3%     (467)  -0.7%      63   0.1%       (530)  -0.8%  -140.8%

Interest expense          948    1.5%       0    0.0%        948    1.5%      940    1.4%       0   0.0%        940    1.4%     0.9%
Interest income           (16)   0.0%       0    0.0%        (16)   0.0%      (27)   0.0%       0   0.0%        (27)   0.0%   -40.7%
Other expense             133    0.2%       0    0.0%        133    0.2%      214    0.3%       0   0.0%        214    0.3%   -37.9%
                     ---------------- ---------------   ---------------- ---------------- ---------------  ----------------- -------
  Income (loss)
   before income
   taxes               (6,192)  -9.9%  (5,343)  -8.6%       (849)  -1.4%   (1,594)  -2.3%      63   0.1%     (1,657)  -2.4%    48.8%

Income taxes (4)       (2,251)  36.4%  (2,030)  38.0%       (221)  26.0%     (542)  34.0%      21  33.3%       (563)  34.0%    60.7%
                     ---------------- ---------------   ---------------- ---------------- ---------------  ----------------- -------
Net income (loss)    $ (3,941)  -6.3%  (3,313)  -5.3%       (628)  -1.0%   (1,052)  -1.6%      42   0.1%     (1,094)  -1.6%    42.6%
                     ================ ===============   ================ ================ ===============  ================= =======

Net income (loss)
 per share-basic       ($0.34)         ($0.29)            ($0.05)          ($0.09)          $0.00            ($0.09)
Net income (loss)
 per share-diluted     ($0.34)         ($0.29)            ($0.05)          ($0.09)          $0.00            ($0.09)
Average shares
 outstanding-basic     11,551          11,551             11,551           11,547          11,547            11,547
Average shares
 outstanding-diluted   11,551          11,551             11,551           11,547          11,727            11,547

Notes:
(1) The $495,000 represents restructuring related charges for accelerated depreciation on equipment associated with the consolidation of the Burlington, NC and Anderson, SC manufacturing facilities.
(2) The $3.0 million represents accelerated depreciation on the distribution and design centers sold in June of 2005.
(3) The $1.8 million in restructuring expense represents $1.2 million in asset movement costs; $754,000 in write-downs of equipment; $47,000 in lease termination costs; and $142,000 in restructuring credits for the reversal of accrued termination and benefit expenses.
(4) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.
(5) The $75,000 represents equipment dismantling charges related to the closing of the Lumberton manufacturing facility. The $138,000 restructuring credit represents the reversal of certain accrued expenses.